SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date or earliest event reported): July 12, 2002.

KEY3MEDIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of incorporation)	1-16061 (Commission File Number)	95-4799962 IRS Employer Identification No.)

5700 Wilshire Blvd., Suite 325
Los Angeles, CA 90036
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (323) 954-6000

N/A
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

On July 12, 2002, Key3Media Group, Inc. issued a press release concerning its continued listing on the New York Stock Exchange. The press release is attached hereto as exhibit 99.1 A letter from the New York Stock Exchange concerning Key3Media Group, Inc.’s continued listing on the New York Stock Exchange is attached hereto as Exhibit 99.2.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS

99.1 Press release dated July 12, 2002, concerning Registrant’s continued listing on the New York Stock Exchange.

99.2 Letter from the New York Stock Exchange dated July 9, 2002, concerning the Registrant's continued listing on the New York Stock Exchange.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    KEY3MEDIA GROUP, INC.

      Dated: July 12, 2002          By: /s/ Peter B. Knepper
                                       -----------------------------------
                                       Name:  Peter B. Knepper
                                       Title: Executive Vice President
                                              and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 12, 2002, concerning Registrant's continued listing on the New York Stock Exchange.

99.2	Letter from the New York Stock Exchange dated July 9, 2002, concerning the Registrant's continued listing on the New York Stock Exchange.